COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	108.1%
COMMUNICATIONS—TOWERS	16.3%
American Tower Corp.(a),(b)		832,661	$178,772,316
Crown Castle International Corp.(a),(b)		630,534	91,143,690

			269,916,006

REAL ESTATE	91.8%
DATA CENTERS	8.2%
Digital Realty Trust, Inc.(a),(b)		645,205	63,991,432
Equinix, Inc.(a),(b)		125,258	71,251,761

			135,243,193

DIVERSIFIED—FOREIGN	0.0%
BGP Holdings PLC (Australia)(c),(d)		3,927,678	0

HEALTH CARE	11.1%
Healthcare Realty Trust, Inc., Class A(a),(b)		1,575,908	32,857,682
Healthpeak Properties, Inc.(a),(b),(e)		1,049,200	24,047,664
Ventas, Inc.(a),(b)		313,371	12,588,113
Welltower, Inc.(a)		1,786,271	114,892,951

			184,386,410

HOTEL	2.2%
Host Hotels & Resorts, Inc.(a),(b)		2,281,092	36,223,741

INDUSTRIALS	15.5%
Americold Realty Trust, Inc.(a),(b)		1,664,605	40,949,283
BG LLH, LLC (Lineage Logistics)(f)		142,519	11,246,174
Duke Realty Corp.(a),(b)		2,161,779	104,197,748
Prologis, Inc.(a),(b)		989,994	100,583,390

			256,976,595

NET LEASE	9.7%
NETSTREIT Corp.		713,226	12,702,555
Realty Income Corp.(a),(b)		1,752,313	101,984,617
Spirit Realty Capital, Inc.(a),(b)		859,157	31,067,117
VICI Properties, Inc.(a),(b)		487,911	14,564,143

			160,318,432

OFFICE	0.8%
Highwoods Properties, Inc.		510,337	13,758,686

		Shares	Value
RESIDENTIAL	21.8%
APARTMENT	12.3%
Apartment Income REIT Corp.(a),(b)		508,083	$19,622,165
Camden Property Trust(a)		321,802	38,439,249
Essex Property Trust, Inc.(a)		152,224	36,873,220
Mid-America Apartment Communities, Inc.(a)		312,004	48,382,460
UDR, Inc.(a),(b)		1,428,942	59,601,171

			202,918,265

MANUFACTURED HOME	2.7%
Sun Communities, Inc.(a),(b)		329,580	44,602,061

SINGLE FAMILY	6.8%
Invitation Homes, Inc.(a),(b)		3,328,774	112,412,698

TOTAL RESIDENTIAL			359,933,024

SELF STORAGE	12.1%
Extra Space Storage, Inc.(a)		484,313	83,645,698
Public Storage(a),(b),(e)		397,009	116,248,206

			199,893,904

SHOPPING CENTERS	7.6%
COMMUNITY CENTER	2.2%
Kimco Realty Corp.		1,960,612	36,094,867

REGIONAL MALL	5.4%
Simon Property Group, Inc.(a),(b)		993,914	89,203,781

TOTAL SHOPPING CENTERS			125,298,648

SPECIALTY	1.7%
Lamar Advertising Co., Class A		337,410	27,832,951

TIMBER	1.1%
Weyerhaeuser Co.(a),(b)		624,190	17,826,866

TOTAL REAL ESTATE			1,517,692,450

TOTAL COMMON STOCK (Identified cost—$1,509,062,884)			1,787,608,456

PREFERRED SECURITIES—$25 PAR VALUE	11.9%
BANKS	1.4%
Bank of America Corp., 6.00%, Series GG(g)		224,608	5,368,131
JPMorgan Chase & Co., 5.75%, Series DD(g)		75,000	1,853,250
JPMorgan Chase & Co., 4.75%, Series GG(g)		172,000	3,622,320
JPMorgan Chase & Co., 4.625%, Series LL(g)		124,812	2,431,338
KeyCorp., 6.20% to 12/15/27(g),(h)		40,800	989,400

		Shares	Value
Truist Financial Corp., 4.75%, Series R(g)		80,200	$1,591,168
Wells Fargo & Co., 4.70%, Series AA(g)		88,000	1,630,640
Wells Fargo & Co., 4.25%, Series DD(a),(g)		69,325	1,191,697
Wells Fargo & Co., 4.75%, Series Z(a),(g)		208,044	3,907,066

			22,585,010

ELECTRIC	0.6%
CMS Energy Corp., 5.625%, due 3/15/78		32,705	783,284
CMS Energy Corp., 5.875%, due 3/1/79		166,310	3,856,729
DTE Energy Co., 5.25%, due 12/1/77, Series E		134,351	3,063,203
Southern Co./The, 4.95%, due 1/30/80, Series 2020		100,000	2,064,000

			9,767,216

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.1%
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		50,000	915,000

INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
AT&T, Inc., 5.625%, due 8/1/67		145,567	3,575,126
AT&T, Inc., 5.00%, Series A(g)		124,144	2,548,676
AT&T, Inc., 4.75%, Series C(g)		60,000	1,126,800
United States Cellular Corp., 5.50%, due 6/1/70		168,545	3,118,082

			10,368,684

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(g),(h)		147,000	3,555,930

REAL ESTATE	8.9%
DATA CENTERS	1.6%
Digital Realty Trust, Inc., 5.85%, Series K(g)		161,925	3,604,451
Digital Realty Trust, Inc., 5.20%, Series L(g)		110,691	2,330,046
DigitalBridge Group, Inc., 7.15%, Series I(g)		404,770	9,050,657
DigitalBridge Group, Inc., 7.125%, Series J(g)		404,788	9,172,496
KKR Real Estate Finance Trust, Inc., 6.50%, Series A(g)		145,248	2,887,530

			27,045,180

DIVERSIFIED	1.5%
Armada Hoffler Properties, Inc., 6.75%, Series A(a),(g)		375,000	8,591,250
EPR Properties, 9.00%, Series E (Convertible)(g)		57,085	1,465,372
EPR Properties, 5.75%, Series G(g)		157,002	2,816,616
iStar, Inc. 7.65%, Series G(g)		34,871	834,557
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(g)		92,192	4,462,093
Urstadt Biddle Properties, Inc., 6.25%, Series H(g)		157,556	3,308,676
Urstadt Biddle Properties, Inc., 5.875%, Series K(g)		159,900	3,245,970

			24,724,534

		Shares	Value
HOTEL	1.3%
Pebblebrook Hotel Trust, 6.30%, Series F(g)		140,000	$2,651,600
Pebblebrook Hotel Trust, 6.375%, Series G(g)		188,800	3,530,560
Pebblebrook Hotel Trust, 5.70%, Series H(g)		160,000	2,696,000
RLJ Lodging Trust, 1.95%, Series A(g)		154,846	3,806,115
Summit Hotel Properties, Inc., 6.25%, Series E(g)		226,000	3,964,040
Summit Hotel Properties, Inc., 5.875%, Series F(g)		137,693	2,489,489
Sunstone Hotel Investors, Inc., 6.125%, Series H(g)		114,000	2,308,500

			21,446,304

INDUSTRIALS	0.2%
PS Business Parks, Inc., 5.20%, Series Y(g)		185,000	2,747,250
Rexford Industrial Realty, Inc., 5.625%, Series C(g)		30,000	665,400

			3,412,650

NET LEASE	0.7%
Agree Realty Corp., 4.25%, Series A(g)		133,455	2,267,400
Spirit Realty Capital, Inc., 6.00%, Series A(a),(g)		435,071	9,984,880

			12,252,280

OFFICE	1.4%
Arbor Realty Trust, Inc., 6.375%, Series D(g)		51,200	995,328
Brookfield Property Partners LP, 5.75%, Series A(g)		154,000	2,618,000
Brookfield Property Partners LP, 6.375%, Series A2(g)		126,056	2,329,515
Brookfield Property Preferred LP, 6.25%, due 7/26/81		150,000	2,820,000
City Office REIT, Inc., 6.625%, Series A(g)		61,000	1,218,780
Hudson Pacific Properties, Inc., 4.75%, Series C(g)		301,200	5,027,028
SL Green Realty Corp., 6.50%, Series I(a),(g)		111,918	2,429,740
TPG RE Finance Trust, Inc., 6.25%, Series C(g)		60,613	1,051,635
Vornado Realty Trust, 5.25%, Series N(g)		158,108	2,787,444
Vornado Realty Trust, 4.45%, Series O(g)		77,977	1,250,751

			22,528,221

RESIDENTIAL	0.8%
APARTMENT	0.1%
Centerspace, 6.625%, Series C(g)		98,959	2,386,297

MANUFACTURED HOME	0.3%
Green Brick Partners, Inc., 5.75%, Series A(g)		72,172	1,479,526
UMH Properties, Inc., 6.375%, Series D(g)		115,000	2,737,000

			4,216,526

		Shares	Value
SINGLE FAMILY	0.4%
American Homes 4 Rent, 5.875%, Series G(g)		68,360	$1,538,100
American Homes 4 Rent, 6.25%, Series H(a),(g)		228,349	5,475,809

			7,013,909

TOTAL RESIDENTIAL			13,616,732

SELF STORAGE	0.6%
National Storage Affiliates Trust, 6.00%, Series A(g)		192,080	4,306,434
Public Storage, 4.875%, Series I(g)		24,856	530,427
Public Storage, 4.75%, Series K(g)		18,000	362,520
Public Storage, 4.625%, Series L(g)		30,610	616,791
Public Storage, 4.00%, Series P(g)		230,138	3,928,456

			9,744,628

SHOPPING CENTERS—COMMUNITY CENTER	0.8%
Kimco Realty Corp., 5.125%, Series L(g)		24,619	518,969
Kimco Realty Corp., 5.25%, Series M(g)		181,358	3,893,756
Saul Centers, Inc., 6.125%, Series D(g)		101,300	2,150,599
Saul Centers, Inc., 6.00%, Series E(g)		111,000	2,346,540
SITE Centers Corp., 6.375%, Series A(g)		200,000	4,076,000

			12,985,864

TOTAL REAL ESTATE			147,756,393

UTILITIES	0.1%
Sempra Energy, 5.75%, due 7/1/79		89,854	2,124,149

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$228,797,138)			197,072,382

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	15.8%
BANKS	4.9%
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b),(g),(h)		$4,000,000	3,837,220
Bank of America Corp., 6.125% to 4/27/27, Series TT(g),(h)		4,640,000	4,396,400
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b),(g),(h)		6,000,000	5,812,500
Bank of America Corp., 6.30% to 3/10/26, Series DD(g),(h)		2,000,000	1,974,600

		Principal Amount	Value
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(a),(b),(g),(h)		$3,877,000	$3,004,675
Citigroup, Inc., 3.875% to 2/18/26(g),(h)		2,500,000	2,067,825
Citigroup, Inc., 4.00% to 12/10/25, Series W(a),(b),(g),(h)		6,000,000	5,070,000
Citigroup, Inc., 4.15% to 11/15/26, Series Y(g),(h)		2,100,000	1,674,750
Citigroup, Inc., 5.95% to 1/30/23(g),(h)		2,140,000	2,119,927
Citigroup, Inc., 5.95% to 5/15/25, Series P(g),(h)		2,000,000	1,812,594
Citigroup, Inc., 6.25% to 8/15/26, Series T(g),(h)		2,140,000	2,052,260
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(g),(h)		2,500,000	1,990,625
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(g),(h)		2,032,000	1,650,617
JPMorgan Chase & Co., 5.597% (3 Month US LIBOR + 3.32%), Series V (FRN)(g),(i)		738,000	738,000
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(g),(h)		2,160,000	2,074,950
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(g),(h)		2,850,000	2,768,205
JPMorgan Chase & Co., 6.276% (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(b),(g),(i)		4,108,000	4,107,970
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(g),(h)		9,000,000	8,923,960
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(g),(h)		2,270,000	2,111,100
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(g),(h)		5,000,000	4,737,500
SVB Financial Group, 4.00% to 5/15/26, Series C(g),(h)		5,130,000	3,901,189
SVB Financial Group, 4.25% to 11/15/26, Series D(g),(h)		4,280,000	3,158,629
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(g),(h)		10,000,000	8,462,500
Wells Fargo & Co., 5.875% to 6/15/25, Series U(g),(h)		2,000,000	1,909,096

			80,357,092

BANKS—FOREIGN	3.9%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(g),(h),(j)		4,000,000	3,481,240
Banco Santander SA, 7.50% to 2/8/24 (Spain)(g),(h),(j),(k)		2,000,000	1,866,010
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(g),(h),(j)		4,200,000	3,906,630
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(g),(h),(j)		3,000,000	2,633,100
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(g),(h),(j),(l)		4,650,000	4,273,118
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(a),(g),(h),(j),(l)		3,800,000	3,516,140
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(g),(h),(j),(l)		3,000,000	2,768,310
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(g),(h),(j),(l)		5,000,000	4,831,375
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(g),(h),(j),(l)		1,900,000	1,338,960

		Principal Amount	Value
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(g),(h),(j),(l)		$2,000,000	$1,720,000
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(g),(h),(j),(l)		2,891,000	2,664,562
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)(g),(h),(j),(l)		3,000,000	2,950,138
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(g),(h),(j)		3,200,000	2,712,960
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(g),(h),(j)		2,800,000	2,409,488
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(g),(h),(j)		4,200,000	3,757,299
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(g),(h),(j)		4,000,000	3,718,980
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(g),(h),(j)		4,100,000	3,751,500
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(g),(h),(j)		1,400,000	1,225,000
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(g),(h),(j)		3,400,000	3,178,167
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(g),(h),(j),(l)		3,600,000	3,460,500
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(g),(h),(j),(l)		1,800,000	1,717,299
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(g),(h),(j),(l)		2,800,000	2,656,360

			64,537,136

COMMUNICATIONS—TOWERS	0.0%
SBA Communications Corp., 3.125%, due 2/1/29		714,000	575,809

ELECTRIC	0.0%
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(h)		700,000	569,373

ELECTRIC—FOREIGN	0.3%
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)(g),(h),(k)		2,500,000	2,184,251
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(h)		3,000,000	2,856,312

			5,040,563

FINANCIAL	0.7%
CREDIT CARD	0.1%
American Express Co., 3.55% to 9/15/26(g),(h)		1,476,000	1,141,209

INVESTMENT BANKER/BROKER	0.6%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(g),(h)		2,500,000	1,839,583
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(g),(h)		6,750,000	5,544,826

		Principal Amount	Value
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(g),(h)		$2,550,000	$2,492,625

			9,877,034

TOTAL FINANCIAL			11,018,243

INDUSTRIALS	0.2%
General Electric Co., 6.623% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(b),(g),(i)		4,000,000	3,755,734

INSURANCE	1.5%
LIFE/HEALTH INSURANCE	0.8%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(h),(l)		4,140,000	3,797,887
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(l)		2,000,000	2,140,000
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(h)		2,956,000	2,919,139
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(h)		1,700,000	1,589,953
Voya Financial, Inc., 6.125% to 9/15/23, Series A(g),(h)		2,500,000	2,429,127

			12,876,106

LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26, 144A (Japan)(g),(h),(l)		2,200,000	2,019,739

MULTI-LINE—FOREIGN	0.2%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(h),(k)		2,800,000	2,478,000

PROPERTY CASUALTY	0.2%
Markel Corp., 6.00% to 6/1/25(g),(h)		2,650,000	2,575,356

PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(h),(k)		4,052,000	3,930,789

TOTAL INSURANCE			23,879,990

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.4%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a),(h)		5,710,000	3,966,794
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(b),(h)		3,354,000	3,199,163

			7,165,957

		Principal Amount	Value
OIL & GAS—FOREIGN	0.2%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(g),(h)		$2,750,000	$2,550,625

PIPELINES	0.3%
Energy Transfer LP, 6.50% to 11/15/26, Series H(g),(h)		1,480,000	1,292,934
Energy Transfer LP, 7.125% to 5/15/30, Series G(g),(h)		3,825,000	3,151,968

			4,444,902

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(b),(h)		1,750,000	1,568,041
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(h)		2,610,000	2,520,345
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(h)		1,000,000	967,172

			5,055,558

REAL ESTATE	2.1%
DIVERSIFIED	0.1%
Spirit Realty LP, 3.40%, due 1/15/30		1,840,000	1,497,209

FINANCE	0.6%
Boston Properties LP, 2.45%, due 10/1/33		625,000	441,043
Tanger Properties LP, 2.75%, due 9/1/31		1,225,000	871,161
VICI Properties LP, 5.125%, due 5/15/32		2,675,000	2,377,044
VICI Properties LP, 5.625%, due 5/15/52		1,765,000	1,464,259
VICI Properties LP / VICI Note Co Inc., 5.75%, due 2/1/27, 144A(l)		5,050,000	4,769,447

			9,922,954

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		500,000	368,056

INDUSTRIALS	0.2%
Agree LP, 4.80%, due 10/1/32		1,250,000	1,116,386
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.875%, due 5/15/29, 144A(l)		1,350,000	1,095,606

			2,211,992

OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		1,975,000	1,894,730
Office Properties Income Trust, 2.40%, due 2/1/27		1,350,000	973,887
Vornado Realty LP, 2.15%, due 6/1/26		1,050,000	879,892

			3,748,509

		Principal Amount	Value
RETAIL—FOREIGN	0.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(h),(l)		$4,300,000	$3,698,195
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(h),(l)		7,600,000	6,196,432

			9,894,627

SELF STORAGE	0.1%
Life Storage LP, 4.00%, due 6/15/29		2,700,000	2,387,424

SHOPPING CENTERS	0.3%
Kite Realty Group Trust, 4.75%, due 9/15/30		6,112,000	5,320,645

TOTAL REAL ESTATE			35,351,416

TELECOMMUNICATION—FOREIGN	0.3%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(h),(k)		5,500,000	5,233,800

UTILITIES	0.7%
ELECTRIC	0.2%
NextEra Energy Capital Holdings, Inc., 5.00%, due 7/15/32		1,575,000	1,505,974
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(h)		3,000,000	2,364,681

			3,870,655

ELECTRIC—FOREIGN	0.5%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(h)		2,600,000	2,129,166
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(h),(l)		5,250,000	5,248,950

			7,378,116

TOTAL UTILITIES			11,248,771

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$295,835,757)			260,784,969

CORPORATE BONDS	1.5%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875%, due 2/15/27		2,525,000	2,243,349

FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 6/15/29, 144A(l)		2,520,000	1,890,756

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
AT&T, Inc., 2.875% to 3/2/25, Series B(g),(h)		5,000,000	4,332,434

		Principal Amount	Value

REAL ESTATE	1.0%
DIVERSIFIED	0.2%
Necessity Retail REIT, Inc./The/ American Finance Operating Partner LP, 4.50%, due 9/30/28, 144A(a),(l)		$4,600,000	$3,438,270

FINANCE	0.1%
Newmark Group, Inc., 6.125%, due 11/15/23		2,000,000	1,973,144

HEALTH CARE	0.1%
Diversified Healthcare Trust, 9.75%, due 6/15/25		1,000,000	906,680

NET LEASE	0.5%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27, 144A(l)		1,500,000	1,172,077
VICI Properties LP/VICI Note Co., Inc., 3.75%, due 2/15/27, 144A(l)		2,763,000	2,425,720
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(l)		3,616,000	3,027,442
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26, 144A(l)		2,525,000	2,282,345

			8,907,584

SHOPPING CENTERS—REGIONAL MALL	0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, due 5/15/26, 144A(a),(b),(l)		1,800,000	1,629,642

TOTAL REAL ESTATE			16,855,320

TOTAL CORPORATE BONDS (Identified cost—$30,654,783)			25,321,859

		Ownership%*

PRIVATE REAL ESTATE—OFFICE	1.7%
Legacy Gateway JV LLC, Plano, TX(c)		56.5%	27,994,944

TOTAL PRIVATE REAL ESTATE (Identified cost—$23,637,405)			27,994,944

		Shares	Value

SHORT-TERM INVESTMENTS	3.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.47%(m)		55,386,046	$55,386,046

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$55,386,046)			55,386,046

PURCHASED OPTION CONTRACTS (Premiums paid—$164,973)	0.0%		64,829

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,143,538,986)	142.3%		2,354,233,485
WRITTEN OPTION CONTRACTS (Premiums received—$585,021)	(0.1)		(2,267,916)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)
LIABILITIES IN EXCESS OF OTHER ASSETS	(42.2)		(698,159,206)

NET ASSETS (Equivalent to $12.31 per share based on 134,332,953 shares of common stock outstanding)	100.0%		$1,653,681,363

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Paid	Value
Call—Prologis, Inc.	$140.00	10/21/22	447	$4,541,520	$60,984	$1,109
Call—American Tower Corp.	240.00	11/18/22	216	4,637,520	103,989	63,720
			663	$9,179,040	$164,973	$64,829

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call—Prologis, Inc.	$145.00	10/21/22	(894)	$(9,083,040)	$(52,361)	$(1,422)
Call—American Tower Corp.	250.00	11/18/22	(432)	(9,275,040)	(108,460)	(62,640)
Call—Public Storage	320.00	12/16/22	(168)	(4,919,208)	(94,720)	(120,204)
Put—Digital Realty Trust Inc.	110.00	10/21/22	(566)	(5,613,588)	(111,871)	(704,670)
Put—Prologis, Inc.	110.00	10/21/22	(851)	(8,646,160)	(123,642)	(814,390)
Put—Welltower, Inc.	72.50	10/21/22	(680)	(4,373,760)	(93,967)	(564,590)
			(3,591)	$(41,910,796)	$(585,021)	$(2,267,916)

Centrally Cleared Interest Rates

Notional Amount	Fixed Rate Payable		Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$200,000,000	0.670%		Monthly	3.014%(o)	Monthly	9/15/25	$19,353,347	$—	$19,353,347
69,000,000	1.280%		Monthly	2.656%(o)	Monthly	2/3/26	6,074,036	(8,367)	6,065,669
115,000,000	0.762%		Monthly	2.818%(o)	Monthly	9/15/26	13,721,869	—	13,721,869
190,000,000	1.237%	(p)	Monthly	1 Month LIBOR(p)	Monthly	9/15/27	21,827,846	—	21,827,846

							$60,977,098	$(8,367)	$60,968,731

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the nine months ended September 30, 2022.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	4,597,423	USD	4,630,984	10/4/22	$125,279
Brown Brothers Harriman	GBP	2,257,576	USD	2,624,974	10/4/22	104,278
Brown Brothers Harriman	USD	4,500,877	EUR	4,597,423	10/4/22	4,828
Brown Brothers Harriman	USD	148,837	GBP	138,646	10/4/22	5,968
Brown Brothers Harriman	USD	2,357,860	GBP	2,118,930	10/4/22	8,031
Brown Brothers Harriman	EUR	4,477,113	USD	4,391,452	11/2/22	(5,097)
Brown Brothers Harriman	GBP	1,995,929	USD	2,222,188	11/2/22	(7,767)

						$235,520

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*

Ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures. Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.

(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,444,537,125 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $640,017,443 in aggregate has been rehypothecated.
(c)	Security value is determined based on significant unobservable inputs (Level 3).
(d)	Non-income producing security.
(e)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $27,819,136 in aggregate has been pledged as collateral.
(f)

Restricted security. Aggregate holdings equal 0.7% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813. Security value is determined based on significant unobservable inputs (Level 3).

(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(h)	Security converts to floating rate after the indicated fixed-rate coupon period.
(i)	Variable rate. Rate shown is in effect at September 30, 2022.
(j)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $64,537,136 which represents 3.9% of the net assets of the Fund (2.7% of the managed assets of the Fund).

(k)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $15,692,850 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

(l)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $76,729,270 which represents 4.6% of the net assets of the Fund, of which 0.0% are illiquid.

(m)	Rate quoted represents the annualized seven-day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Based on 1-Month LIBOR. Represents rate in effect at September 30, 2022.
(p)	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on December 24, 2022 (effective date).

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or,

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Diversified—Foreign	$—	$—	$0	(a)	$0
Real Estate—Industrials	245,730,421	—	11,246,174	(b)	256,976,595
Other Industries	1,530,631,861	—	—		1,530,631,861
Preferred Securities—$25 Par Value	197,072,382	—	—		197,072,382
Preferred Securities—Capital Securities	—	260,784,969	—		260,784,969
Corporate Bonds	—	25,321,859	—		25,321,859
Private Real Estate—Office	—	—	27,994,944	(c)	27,994,944
Short-Term Investments	—	55,386,046	—		55,386,046
Purchased Option Contracts	63,720	1,109	—		64,829

Total Investments in Securities(d)	$1,973,498,384	$341,493,983	$39,241,118		$2,354,233,485

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Interest Rate Swap Contracts	$—	$60,968,731	$—	$60,968,731
Forward Foreign Currency Exchange Contracts	—	248,384	—	248,384

Total Derivative Assets(d)	$—	$61,217,115	$—	$61,217,115

Written Option Contracts	$(767,310)	$(1,500,606)	$—	$(2,267,916)
Forward Foreign Currency Exchange Contracts	—	(12,864)	—	(12,864)

Total Derivative Liabilities(d)	$(767,310)	$(1,513,470)	$—	$(2,280,780)

(a)	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0 by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(c)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1 – Portfolio Valuation.

(d)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate— Office
Balance as of December 31, 2021	$14,310,333	$—
Purchases	—	51,112,025
Return of capital distribution	—	(27,474,620)
Change in unrealized appreciation (depreciation)	(3,064,159)	4,357,539

Balance as of September 30, 2022	$11,246,174	$27,994,944

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $1,293,380.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2022	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate— Industrials	$11,246,174	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	21.3x 15%	Increase Decrease
Private Real Estate — Office	$27,994,944	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.0% 6.0%	Decrease Decrease

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2022:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$7,623,517	$57,223,801	$8,469,789

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents seven months for purchased option contracts and nine months for written option contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.